Single agent ibrutinib (PCI-32765) is highly effective in chronic lymphocytic leukemia (CLL) patients with 17p deletion

Adrian Wiestner, MD/PhD
Hematology Branch, NHLBI, National Institutes of Health
Bethesda, MD

National Heart Lung and Blood Institute
People Science Health

Disclosures: Adrian Wiestner

- Employee of the National Heart, Lung, and Blood Institute.
- Supported by the Intramural Research Program, NHLBI, NIH.
- Ibrutinib is an investigational agent that is currently not approved and is provided by Pharmacyclics.

National Heart Lung and Blood Institute
People Science Health

Chronic lymphocytic leukemia

Accumulation of mature clonal B-cells in



CLL: >5,000 clonal B-lymphocytes/uL of blood,
CD19+, CD5+, CD23+, CD20 dim, FMC7 negative

Small Lymphocytic Lymphoma (SLL): same biology,
<5,000 clonal B-lymphocytes / uL of blood

Standard of care: chemoimmunotherapy with fludarabine, cyclophosphamide, rituximab



Overall Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
60
66
Time since randomisation (months)
del 17p
+12q
13q-single
11q-
Not 17p-/11q-/+12q/13q-
17p-

Less effective for CLL with deletion of 17p (del 17p).

Less tolerable in elderly / frail patients.

Hallek, Lancet 2010

B-cell receptor (BCR) signaling is a key pathogenic pathway in CLL


Antigen
BCR
CD79
A
B
extracellular
intracellular
P
P
P
P
S
Y
K
P
S
Y
K
P
LYN
LYN
PI3Kδ
P
PIP2
PIP3
BTK
P
AKT
P
mTOR
P
PLCγ2
PKCβ
IKK
NF-κB
Proliferation,
Survival,
Migration

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Modified from Wiestner, JCO 2013.

BCR signaling is ongoing in CLL and is primarily active in the lymph node

Activation of SYK kinase downstream of the BCR


Blood
Lymph node
2.5%
14.6%
pSYK
SYK

Upregulation of BCR target genes


Blood
Bone marrow
Lymph node
genes

Herishanu, (...), Wiestner. Blood, 2011

Ibrutinib, a covalent inhibitor of BTK, disrupts BCR signaling


Antigen
BCR
CD79
A
B
extracellular
intracellular
PIP2
PIP3
P
P
S
Y
K
LYN
PI3Kδ
BTK
AKT
mTOR
PLCγ2
PKCβ
IKK
NF-κB
Ibrutinib
(PCI-32765)

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Modified from Wiestner, JCO 2013.

Study design
(12-H-0035, Hematology, NHLBI)



CLL/SLL
17p deletion or p53 mutation
relapsed and treatment naïve
Ibrutinib 420 mg daily
(28 day cycles)
Screen
1
2
3
4
5
6
Blood and lymph node for correlative studies
Response at 6 months
Continue Treatment 420 mg daily
Off Treatment: Progressive Disease
Off Treatment: Intolerable Side Effects

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Study population 17p deletion

Del 17p, n = 29,

- 15 (52%) treatment naïve (TN) - evaluable 13 (1 death, 1 pre-existing HD)
- 14 (48%) relapsed/refractory (R/R) – evaluable 13 (1 death)

26 evaluable patients were restaged at 6 months.

- Age 33-83 year
- 59% male
- 66% Rai stage ≥ 3
- 52% bulky disease (longest diameter >5cm)
- 62% splenomegaly

Safety and tolerability

- Most common adverse events (grade 1-2): diarrhea, rash, arthralgia, cramps, mouth sores, fatigue.
- Grade ≥3 non-hematologic AEs (13% of patients): infection, rash.
- Hematologic adverse events rare.
- No drug discontinuation for adverse events.
- Dose reductions for recurrent grade 3 infections, rash, and arthralgia.
- Two deaths on study (day +3, and week 7) unrelated to treatment, presumed due to infection.

Pre-treatment | At 2 months on ibrutinib



Response to ibrutinib at 6 months


17p deletion (n=26)
4%
42%
54%
PR (IWCLL)
PR with lymphocytosis
PD


% decrease in adenopathy
0
-25
-50
-75
-100

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

12-H-0035, Hematology, NHLBI

Volumetric measurement of spleen response at 6 months

Pre:
2150mL



Post:
850mL





% decrease in spleen volume
0
-25
-50
-75

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Bone marrow response at 6 months


CD79a
Pre-treatment
At 6 months


% change in tumor burden
0
-25
-50
-75
-100

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Transient lymphocytosis, followed by disease resolution in CLL patients on ibrutinib



% change in ALC
150
100
50
0
-50
-100
Mean
(+/- sem)
% of pre-treatment
ALC
0
60
120
180
Day on study
Tx naive
Relapsed / refractory



% change at 6 months
100
50
0
-50
-100
Tx naive
Relapsed / refractory

Only CLL patients considered, n = 23

A.. Wiestner, 12th ICML, Lugano June 19-22, 2013

Effect of ibrutinib on subclonal composition

Patient with relapsed CLL


Baseline
CLL count:
84K/uL
non 17p
del 17p
6 months
CLL count:
7K/uL
del 17p
non 17p

% change in 17p clone size after 6 months on drug


80
40
0
-40
-80
* >90% decrease in CLL cell count
CLL with baseline >25% del 17p

A.. Wiestner, 12th ICML, Lugano June 19-22, 2013

12-H-0035, Hematology, NHLBI

Responses to ibrutinib appear durable in both populations



PFS
probability
1.0
0.8
0.6
0.4
0.2
0.0
PFS estimate at 15 months:
treatment naive (n=14): 87%
relapsed/refractory (n=14): 85%
0
5
10
15
Months on Study

A.. Wiestner, 12th ICML,
Lugano June 19-22, 2013

Ibrutinib inhibits tumor proliferation and BCR signaling in the lymph node



Biopsies

Pre- treatment



On ibrutinib


Ki67 400x

BCR signaling activity


PB
LN
CCL4
EGR1
KLF10
EGR3
GFI1
OAS3

P < .001


Gene expression day 2 / baseline (log2)
0
-1
-2
-3
Day 2

A.. Wiestner, 12th ICML, Lugano June 19-22, 2013

Summary and conclusions

- Ibrutinib as a single agent is well tolerated and highly effective in CLL with 17p deletion:
  - Excellent responses in treatment naïve and relapsed refractory patients.
  - Responses appear durable.
- Substantial disease reduction in all anatomic sites:
  - complete response in the bone marrow in some patients
- Rapid and sustained inhibition of BCR and NF-κB signaling *in vivo* confirm on target effect.
- Ibrutinib (as a single agent) should be further investigated as targeted therapy of CLL.

Supported by the Intramural Research Program of NHLBI/NIH



Our patients for participating

Mohammed Farooqui
Georg Aue
Nakhle Saba
Janet Valdez
Susan Soto

Sarah Herman
Rashida Mustafa
Jade Jones
Andrew Lipsky

Irina Maric
Laboratory Medicine

Stefania Pittaluga
Diane Arthur
Pathology

Richard Cheng
Francine Thomas
Radiology

Xin Tian
Office of Biostatistics Research

Pharmacyclics
Lori Kunkel
Joi Ninomoto
Danelle James
Joe Buggy